UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    September 29, 2015

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation

333-115582

333-115582-03

333-130782-02

333-130782

333-158937-01

333-158937

333-189041

333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2015, CDF Funding, Inc. removed accounts, effective as of September 1, 2015, having a principal balance of approximately $708 million from the trust portfolio and transferred the receivables in those accounts to General Electric Capital Corporation pursuant to the following agreements:

1.                   Reassignment No. 5, dated as of September 30, 2015, between GE Dealer Floorplan Master Note Trust and CDF Funding, Inc.

2.                   Reassignment No. 5, dated as of September 30, 2015, between CDF Funding, Inc. and General Electric Capital Corporation.

Item 8.01 Other Events.

On September 30, 2015, General Electric Capital Corporation delivered a Notice of Seller Termination to CDF Funding, Inc. notifying it that General Electric Capital Corporation intended to cease to be a party to the Amended and Restated Receivables Sale Agreement, dated as of July 11, 2014 (as amended, the “Receivables Sale Agreement”), on September 30, 2015, which shall be the “Seller Termination Date” with respect to General Electric Capital Corporation for all purposes under the Receivables Sale Agreement.

On September 29, 2015, CDF Funding, Inc. designated new accounts, effective as of September 1, 2015, having a principal balance of approximately $167 million to the trust portfolio and transferred the receivables in those accounts to the Trust (the “account addition”). On September 30, 2015, CDF Funding, Inc. removed accounts, effective as of September 1, 2015, having a principal balance of approximately $708 million from the trust portfolio and transferred the receivables in those accounts to General Electric Capital Corporation (the “account removal”).

The tables set forth in the attached Exhibit 99.1 set forth the composition of receivables in the trust portfolio by various criteria as of August 31, 2015, prepared on a pro forma basis as if the account addition and the account removal had occurred on August 31, 2015.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

2

Exhibit No.	Document Description
4.1	Reassignment No. 5, dated as of September 30, 2015, between GE Dealer Floorplan Master Note Trust and CDF Funding, Inc.
4.2	Reassignment No. 5, dated as of September 30, 2015, between CDF Funding, Inc. and General Electric Capital Corporation.
99.1	Composition of Receivables in the Trust Portfolio.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)
Dated: October 5, 2015	By:	/s/ John E. Peak
	Name:	John E. Peak
	Title:	Vice President
S-1